OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)*
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 6/30
Date of reporting period: 6/30/10
*	Fund included is Invesco Equally-Weighted S&P 500 Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders June 30, 2010 Invesco Equally-Weighted S&P 500 Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
18	Financial Statements
20	Notes to Financial Statements
27	Financial Highlights
32	Auditor’s Report
33	Fund Expenses
34	Approval of Investment Advisory and Sub-Advisory Agreements
36	Tax Information
37	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders
     Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended June 30, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco
2      Invesco Equally-Weighted S&P 500 Fund

   Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3      Invesco Equally-Weighted S&P 500 Fund

Management’s Discussion of Fund Performance
Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley Equally-Weighted S&P 500 Fund was reorganized into Invesco Equally-Weighted S&P 500 Fund. On June 25, 2010, Merrill Martin, Glen Murphy, Daniel Tsai and Anne Unflat became the Fund’s named portfolio managers.
     For the fiscal year ended June 30, 2010, Class A shares of Invesco Equally-Weighted S&P 500 Fund at net asset value underperformed the S&P 500 Equal Weight Index and outperformed the Lipper Multi-Cap Core Funds Index. The Fund seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 6/30/09 to 6/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	23.93%
Class B Shares	22.94
Class C Shares	22.99
Class R Shares	23.58
Class Y Shares	24.19
S&P 500 Equal Weight Index▼ (Broad Market /Style-Specific Index)	24.10
Lipper Multi-Cap Core Funds Index▪ (Peer Group Index)	16.87

▼	Invesco, Bloomberg L.P.;

▪	Lipper, Inc.
How we invest
The Fund invests in a diversified portfolio of common stocks represented in the S&P 500 Index. The S&P 500 is a well known stock market index that includes common stocks of 500 companies. The Fund generally invests in each stock included in the S&P 500 in approximately equal proportions. This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 50 percent of the S&P 500’s value; however, these same 50 companies represent roughly 10 percent of the Fund’s value. The Fund may invest in foreign securities represented in the S&P 500, including depositary receipts. Sale of a security in this Fund is a function of Standard & Poor’s either adding or deleting a security from the S&P 500. Securities that are added or deleted are driven by the Index, not a stock selection model.
Market conditions and your Fund
After experiencing steep declines during 2008, the U.S. economy finally began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning in March 2009. This stock market rally persisted through much of the reporting period into the early part of 2010. However, the stock market experienced a sharp pull back during the second quarter of 2010 as investors grew increasingly concerned that sovereign debt issues in Europe would derail the global economic recovery. While the U.S. economy returned to a positive growth rate, investors continued to worry about high unemployment and a still weak housing market.
     During the reporting period, sovereign debt levels remained one of the key factors affecting equity markets. This issue was not limited to continental Europe; debt levels were also troubling in the U.S., U.K. and Japan. The threat to global growth from European austerity measures was another key concern. Nonetheless, we observed signs of improvement in underlying economic activity world wide, a favorable liquidity environment, and moderate equity valuations, especially after the recent weakness.
     The Fund stayed true to its process by maintaining balanced exposure to all constituents of the S&P 500 Index. On an absolute basis, all sectors in the Fund posted double-digit positive returns during the fiscal year. The sectors that contributed most to overall Fund performance were the consumer discretionary, financials, information technology and industrial sectors.
     While all sectors generated positive performance for the fiscal year, the telecommunication services and utilities sectors contributed the least.
     Rising commodity prices in 2009 led to improvement in the performance of the materials and energy sectors. The financials sector rebounded as a result of government intervention. The telecommunication services sector posted the smallest gains during the fiscal year.
     Within the consumer discretionary sector, both Stanley Black and Decker and Gannett were top contributors. Gannett is an international media and marketing solutions company. The company publishes 83 daily United States
Portfolio Composition
 By sector

Consumer Discretionary	15.9%
Financials	15.7
Information Technology	14.6
Industrials	11.2
Health Care	10.6
Consumer Staples	8.4
Energy	7.4
Utilities	7.3
Materials	6.1
Telecommunication Services	1.8
Money Market Funds Plus Other Assets Less Liabilities	1.0
Top 10 Equity Holdings*

1. Hospira, Inc.	0.2%
2. FLIR Systems, Inc.	0.2
3. Newmont Mining Corp.	0.2
4. Forest Laboratories, Inc.	0.2
5. Stericycle, Inc.	0.2
6. Altria Group, Inc.	0.2
7. Millipore Corp.	0.2
8. Valero Energy Corp.	0.2
9. Discover Financial Services	0.2
10. Philip Morris International, Inc.	0.2

Total Net Assets	$879.8	million

Total Number of Holdings*	501
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings.
4     Invesco Equally-Weighted S&P 500 Fund

newspapers, including USA TODAY, the daily print newspaper, and more than 650 magazines and other non-dailies, including USA WEEKEND. Gannett also operates 23 TV stations in 19 U.S. markets and Captivate, which operates video screens in office elevators in urban markets. Stanley Black and Decker focuses operations in the hand and power tools and storage industries. The company is a global manufacturer and marketer of power tools and accessories, hardware and home improvement products, and technology-based fastening systems. In March 2010, Stanley Black and Decker announced that it had completed its merger with The Stanley Works Corporation.
     Also contributing to the Fund’s positive performance was information technology and computer storage company SanDisk. SanDisk is engaged in designing, developing and manufacturing data storage solutions in a range of forms using the flash memory, controller and firmware technologies. The company’s solutions include removable cards, embedded products, universal serial bus (USB) drives, digital media players, wafers and components.
     Detracting from performance for the fiscal year was CIT Group. CIT Group is a bank holding company that provides commercial financing and leasing products and management advisory services to clients in a variety of industries. The company provides financing and leasing capital to its clients and their customers in over 30 industries and 50 countries. It serves clients in transportation, aerospace and rail, manufacturing, wholesaling, retailing, health care, communications, media and entertainment and various service-related industries. In November 2009, CIT Group filed for bankruptcy and in December 2009, emerged from bankruptcy.
     Other performance trends within the Fund and the index during the fiscal year included the outperformance of value stocks within every capitalization segment, as well as the outperformance of mid-cap stocks.
     While the global economy appeared more stable entering 2010 than it did the prior year, forecasting the future direction of the economy remained highly challenging. The bursting of the U.S. housing bubble, rising unemployment, and rising taxation seemed likely to impede future economic growth, while massive fiscal and monetary stimulus seemed likely to promote economic growth.
     During the fiscal year, we were cautiously optimistic about the prospects for global equities. In a world of moderate but positive economic growth, low inflation and prolonged government liquidity support, we believe equities can achieve gains. Further, valuations remain reasonable by historic standards, especially after the pullback during the second quarter of 2010.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     We welcome new investors who joined the Fund during the fiscal year and would like to thank all of our shareholders for your investment in Invesco Equally-Weighted S&P 500 Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Merrill Martin
Portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 2007. Mr. Martin earned a B.S. in finance and marketing from Seton Hall University.
Glen Murphy
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 1995. Mr. Murphy earned a B.B.A. from the University of Massachusetts and an M.S. in finance from Boston College.
Daniel Tsai
Chartered Financial Analyst, portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. He joined Invesco in 2000. Mr. Tsai earned a B.S. in mechanical engineering from National Taiwan University and an M.S. in mechanical engineering from the University of Michigan. He also earned an M.S. in computer science from Wayne State University.
Anne Unflat
Portfolio manager, is manager of Invesco Equally-Weighted S&P 500 Fund. She joined Invesco in 1988. Ms. Unflat graduated magna cum laude from Queens College with a B.A. in economics. She earned her M.B.A. in finance from St. Johns University.
5     Invesco Equally-Weighted S&P 500 Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class
Index data from 11/30/87, Fund data from 12/1/87

1 Lipper Inc.
The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.
6     Invesco Equally-Weighted S&P 500 Fund

Average Annual Total Returns
As of 6/30/10, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	4.83%
10 Years	3.67
5 Years	-0.45
1 Year	17.13

Class B Shares
Inception (12/1/87)	9.82%
10 Years	3.63
5 Years	-0.34
1 Year	17.94

Class C Shares
Inception (7/28/97)	4.52%
10 Years	3.49
5 Years	-0.05
1 Year	21.99

Class R Shares
Inception (3/31/08)	-4.33%
1 Year	23.58

Class Y Shares
Inception (7/28/97)	5.54%
10 Years	4.51
5 Years	0.93
1 Year	24.19
Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Equally-Weighted S&P 500 Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Equally-Weighted S&P 500 Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Class Y shares was 0.71%, 1.46%, 1.46%, 0.96% and 0.46%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R and Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
7     Invesco Equally-Weighted S&P 500 Fund

Invesco Equally-Weighted S&P 500 Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
▪	Unless otherwise stated, information presented in this report is as of June 30, 2010, and is based on total net assets.
▪	Unless otherwise noted, all data provided by Invesco.
▪	To access your Fund’s reports/prospectus visit invesco.com/fundreports.
About share classes
▪	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.
▪	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

▪	Class Y shares are available to only certain investors. Please see the prospectus for more information.
Principal risks of investing in the Fund
▪	In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.
▪	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk—the risk that the other party will not complete the transaction with the Fund.
About indexes used in this report
▪	The S&P 500 Equal Weight Index is the equally weighted version of the S&P 500® Index.
▪	The Lipper Multi-Cap Core Funds Index is an unmanaged index considered representative of multi-cap core funds tracked by Lipper.
▪	The S&P 500 Index® is an unmanaged index considered representative of the U.S. stock market.
▪	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.
Other information
▪	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
▪	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
▪	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund Nasdaq Symbols
Class A Shares	VADAX
Class B Shares	VADBX
Class C Shares	VADCX
Class R Shares	VADRX
Class Y Shares	VADDX
NOT FDIC INSURED | MAY LOSE VALUE | NON BANK GUARANTEE
8     Invesco Equally-Weighted S&P 500 Fund

Schedule of Investments(a)

June 30, 2010

	Shares	Value

Common Stocks & Other Equity Interests–99.0%
Advertising–0.4%
Interpublic Group of Cos., Inc.(b)	228,931	$1,632,278

Omnicom Group, Inc.	50,031	1,716,063

		3,348,341

Aerospace & Defense–2.3%
Boeing Co. (The)	28,026	1,758,632

General Dynamics Corp.	28,470	1,667,203

Goodrich Corp.	26,762	1,772,983

Honeywell International, Inc.	44,377	1,732,034

ITT Corp.	39,247	1,762,975

L-3 Communications Holdings, Inc.	23,338	1,653,264

Lockheed Martin Corp.	23,604	1,758,498

Northrop Grumman Corp.	30,681	1,670,274

Precision Castparts Corp.	16,597	1,708,163

Raytheon Co.	35,768	1,730,814

Rockwell Collins, Inc.	32,519	1,727,734

United Technologies Corp.	27,532	1,787,102

		20,729,676

Agricultural Products–0.2%
Archer-Daniels-Midland Co.	70,051	1,808,717

Air Freight & Logistics–0.8%
C.H. Robinson Worldwide, Inc.	32,250	1,795,035

Expeditors International of Washington, Inc.	49,318	1,701,964

FedEx Corp.	24,201	1,696,732

United Parcel Service, Inc. (Class B)	30,474	1,733,666

		6,927,397

Airlines–0.2%
Southwest Airlines Co.	155,359	1,726,039

Aluminum–0.2%
Alcoa, Inc.	171,440	1,724,686

Apparel Retail–1.2%
Abercrombie & Fitch Co. (Class A)	53,911	1,654,528

Gap, Inc. (The)	89,675	1,745,075

Limited Brands, Inc.	77,238	1,704,643

Ross Stores, Inc.	33,234	1,771,040

TJX Cos., Inc.	41,442	1,738,492

Urban Outfitters, Inc.(b)	52,140	1,793,095

		10,406,873

Apparel, Accessories & Luxury Goods–0.6%
Coach, Inc.	44,182	1,614,852

Polo Ralph Lauren Corp.	23,675	1,727,328

VF Corp.	24,061	1,712,662

		5,054,842

Application Software–1.1%
Adobe Systems, Inc.(b)	56,822	1,501,806

Autodesk, Inc.(b)	65,140	1,586,810

Citrix Systems, Inc.(b)	41,325	1,745,155

Compuware Corp.(b)	219,689	1,753,118

Intuit, Inc.(b)	50,723	1,763,639

Salesforce.com, Inc.(b)	19,898	1,707,646

		10,058,174

Asset Management & Custody Banks–2.0%
Ameriprise Financial, Inc.	47,904	1,730,771

Bank of New York Mellon Corp. (The)	71,659	1,769,261

Federated Investors, Inc. (Class B)	85,991	1,780,874

Franklin Resources, Inc.	20,414	1,759,483

Invesco Ltd.	99,151	1,668,711

Janus Capital Group, Inc.	186,371	1,654,974

Legg Mason, Inc.	59,521	1,668,374

Northern Trust Corp.	37,866	1,768,342

State Street Corp.	51,201	1,731,618

T. Rowe Price Group, Inc.	38,603	1,713,587

		17,245,995

Auto Parts & Equipment–0.2%
Johnson Controls, Inc.	65,975	1,772,748

Automobile Manufacturers–0.2%
Ford Motor Co.(b)	166,204	1,675,336

Automotive Retail–0.6%
AutoNation, Inc.(b)	89,929	1,753,616

AutoZone, Inc.(b)	9,752	1,884,281

O’Reilly Automotive, Inc.(b)	38,147	1,814,271

		5,452,168

Biotechnology–1.2%
Amgen, Inc.(b)	34,505	1,814,963

Biogen Idec, Inc.(b)	38,200	1,812,590

Celgene Corp.(b)	34,411	1,748,767

Cephalon, Inc.(b)	31,813	1,805,388

Genzyme Corp.(b)	36,073	1,831,426

Gilead Sciences, Inc.(b)	52,922	1,814,166

		10,827,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Brewers–0.2%
Molson Coors Brewing Co. (Class B)	42,753	$1,811,017

Broadcasting–0.4%
CBS Corp. (Class B)	127,576	1,649,558

Discovery Communications, Inc. (Class A)(b)	48,514	1,732,435

		3,381,993

Building Products–0.2%
Masco Corp.	154,603	1,663,528

Cable & Satellite–0.8%
Comcast Corp. (Class A)	102,901	1,787,390

DirecTV (Class A)(b)	50,886	1,726,053

Scripps Networks Interactive, Inc. (Class A)	42,027	1,695,369

Time Warner Cable, Inc.	34,530	1,798,323

		7,007,135

Casinos & Gaming–0.4%
International Game Technology	103,798	1,629,629

Wynn Resorts Ltd.	22,400	1,708,448

		3,338,077

Coal & Consumable Fuels–0.6%
Consol Energy, Inc.	48,700	1,644,112

Massey Energy Co.	60,853	1,664,330

Peabody Energy Corp.	46,163	1,806,358

		5,114,800

Commercial Printing–0.2%
RR Donnelley & Sons Co.	104,654	1,713,186

Communications Equipment–1.5%
Cisco Systems, Inc.(b)	81,085	1,727,921

Corning, Inc.	104,481	1,687,368

Harris Corp.	39,279	1,635,970

JDS Uniphase Corp.(b)	163,916	1,612,934

Juniper Networks, Inc.(b)	74,694	1,704,517

Motorola, Inc.(b)	262,357	1,710,568

QUALCOMM, Inc.	53,367	1,752,572

Tellabs, Inc.	273,273	1,746,215

		13,578,065

Computer & Electronics Retail–0.6%
Best Buy Co., Inc.	50,348	1,704,783

GameStop Corp. (Class A)(b)	99,151	1,863,047

RadioShack Corp.	86,342	1,684,533

		5,252,363

Computer Hardware–1.0%
Apple, Inc.(b)	6,947	1,747,379

Dell, Inc.(b)	135,663	1,636,096

Hewlett-Packard Co.	39,697	1,718,086

International Business Machines Corp.	14,634	1,807,006

Teradata Corp.(b)	56,053	1,708,496

		8,617,063

Computer Storage & Peripherals–1.2%
EMC Corp.(b)	98,434	1,801,342

Lexmark International, Inc.(b)	49,782	1,644,299

NetApp, Inc.(b)	46,207	1,723,983

QLogic Corp.(b)	105,348	1,750,884

SanDisk Corp.(b)	38,855	1,634,630

Western Digital Corp.(b)	54,404	1,640,825

		10,195,963

Construction & Engineering–0.6%
Fluor Corp.	40,987	1,741,947

Jacobs Engineering Group, Inc.(b)	45,763	1,667,604

Quanta Services, Inc.(b)	83,357	1,721,322

		5,130,873

Construction & Farm Machinery & Heavy Trucks–0.8%
Caterpillar, Inc.	28,924	1,737,465

Cummins, Inc.	25,635	1,669,608

Deere & Co.	32,141	1,789,611

PACCAR, Inc.	43,635	1,739,727

		6,936,411

Construction Materials–0.2%
Vulcan Materials Co.	40,073	1,756,400

Consumer Electronics–0.2%
Harman International Industries, Inc.(b)	55,692	1,664,634

Consumer Finance–0.8%
American Express Co.	45,317	1,799,085

Capital One Financial Corp.	44,669	1,800,161

Discover Financial Services	136,051	1,901,993

SLM Corp.(b)	159,791	1,660,228

		7,161,467

Data Processing & Outsourced Services–1.8%
Automatic Data Processing, Inc.	45,049	1,813,673

Computer Sciences Corp.	37,694	1,705,653

Fidelity National Information Services, Inc.	69,312	1,858,948

Fiserv, Inc.(b)	38,966	1,779,188

Mastercard, Inc. (Class A)	8,889	1,773,622

Paychex, Inc.	67,233	1,746,041

Total System Services, Inc.	128,263	1,744,377

Visa, Inc. (Class A)	24,723	1,749,152

Western Union Co. (The)	117,574	1,753,028

		15,923,682

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Department Stores–0.9%
JC Penney Co., Inc.	72,810	$1,563,959

Kohl’s Corp.(b)	36,188	1,718,930

Macy’s, Inc.	88,756	1,588,732

Nordstrom, Inc.	49,267	1,585,905

Sears Holdings Corp.(b)	25,111	1,623,426

		8,080,952

Distillers & Vintners–0.4%
Brown-Forman Corp. (Class B)	32,027	1,832,905

Constellation Brands, Inc.(b)	116,852	1,825,229

		3,658,134

Distributors–0.2%
Genuine Parts Co.	45,697	1,802,747

Diversified REIT’s–0.2%
Vornado Realty Trust	23,994	1,750,362

Diversified Banks–0.6%
Comerica, Inc.	48,564	1,788,612

US Bancorp	80,810	1,806,104

Wells Fargo & Co.	67,855	1,737,088

		5,331,804

Diversified Chemicals–1.0%
Dow Chemical Co. (The)	70,544	1,673,304

Eastman Chemical Co.	30,392	1,621,717

EI Du Pont de Nemours & Co.	49,652	1,717,462

FMC Corp.	30,504	1,751,845

PPG Industries, Inc.	28,573	1,726,095

		8,490,423

Diversified Metals & Mining–0.4%
Freeport-McMoRan Copper & Gold, Inc.	28,902	1,708,975

Titanium Metals Corp.(b)	95,235	1,675,184

		3,384,159

Diversified Support Services–0.4%
Cintas Corp.	72,977	1,749,259

Iron Mountain, Inc.	78,254	1,757,585

		3,506,844

Drug Retail–0.4%
CVS Caremark Corp.	58,732	1,722,022

Walgreen Co.	63,300	1,690,110

		3,412,132

Education Services–0.4%
Apollo Group, Inc. (Class A)(b)	39,361	1,671,661

DeVry, Inc.	33,281	1,746,920

		3,418,581

Electric Utilities–2.8%
Allegheny Energy, Inc.	85,489	1,767,913

American Electric Power Co., Inc.	55,921	1,806,248

Duke Energy Corp.	114,465	1,831,440

Edison International	55,449	1,758,842

Entergy Corp.	24,387	1,746,597

Exelon Corp.	46,185	1,753,644

FirstEnergy Corp.	49,510	1,744,237

NextEra Energy, Inc.	36,272	1,768,623

Northeast Utilities	70,886	1,806,175

Pepco Holdings, Inc.	113,781	1,784,086

Pinnacle West Capital Corp.	50,616	1,840,398

PPL Corp.	73,089	1,823,571

Progress Energy, Inc.	47,215	1,851,772

Southern Co.	55,839	1,858,322

		25,141,868

Electrical Components & Equipment–0.6%
Emerson Electric Co.	40,123	1,752,974

First Solar, Inc.(b)	15,400	1,752,982

Rockwell Automation, Inc.	35,383	1,736,951

		5,242,907

Electronic Components–0.2%
Amphenol Corp. (Class A)	44,669	1,754,598

Electronic Equipment & Instruments–0.4%
Agilent Technologies, Inc.(b)	58,408	1,660,539

FLIR Systems, Inc.(b)	66,044	1,921,220

		3,581,759

Electronic Manufacturing Services–0.4%
Jabil Circuit, Inc.	136,440	1,814,652

Molex, Inc.	91,793	1,674,304

		3,488,956

Environmental & Facilities Services–0.6%
Republic Services, Inc.	60,428	1,796,524

Stericycle, Inc.(b)	29,105	1,908,706

Waste Management, Inc.	56,805	1,777,429

		5,482,659

Fertilizers & Agricultural Chemicals–0.4%
CF Industries Holdings, Inc.	29,644	1,880,912

Monsanto Co.	37,798	1,747,023

		3,627,935

Food Distributors–0.2%
Sysco Corp.	61,225	1,749,198

Food Retail–0.8%
Kroger Co. (The)	94,950	1,869,566

Safeway, Inc.	91,440	1,797,710

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Food Retail–(continued)

SUPERVALU, Inc.	148,111	$1,605,523

Whole Foods Market, Inc.(b)	47,192	1,699,856

		6,972,655

Footwear–0.2%
NIKE, Inc. (Class B)	25,416	1,716,851

Forest Products–0.2%
Weyerhaeuser Co.	48,527	1,708,150

Gas Utilities–0.6%
EQT Corp.	46,489	1,680,113

Nicor, Inc.	44,356	1,796,418

Questar Corp.	38,416	1,747,544

		5,224,075

General Merchandise Stores–0.6%
Big Lots, Inc.(b)	55,076	1,767,389

Family Dollar Stores, Inc.	48,342	1,822,010

Target Corp.	35,488	1,744,945

		5,334,344

Gold–0.2%
Newmont Mining Corp.	31,096	1,919,867

Health Care Services–1.2%
Cerner Corp(b)	23,625	1,792,901

DaVita, Inc.(b)	28,586	1,784,910

Express Scripts, Inc.(b)	36,664	1,723,941

Laboratory Corp. of America Holdings(b)	23,734	1,788,357

Medco Health Solutions, Inc.(b)	31,718	1,747,027

Quest Diagnostics, Inc.	35,876	1,785,549

		10,622,685

Health Care Distributors–0.8%
AmerisourceBergen Corp.	58,497	1,857,280

Cardinal Health, Inc.	53,248	1,789,665

McKesson Corp.	27,174	1,825,006

Patterson Cos., Inc.	61,942	1,767,205

		7,239,156

Health Care Equipment–2.5%
Baxter International, Inc.	45,338	1,842,536

Becton Dickinson and Co.	26,706	1,805,860

Boston Scientific Corp.(b)	300,903	1,745,237

C.R. Bard, Inc.	23,719	1,838,934

CareFusion Corp.(b)	77,176	1,751,895

Hospira, Inc.(b)	33,777	1,940,489

Intuitive Surgical, Inc.(b)	5,443	1,717,920

Medtronic, Inc.	49,001	1,777,266

St Jude Medical, Inc.(b)	50,941	1,838,461

Stryker Corp.	36,755	1,839,955

Varian Medical Systems, Inc.(b)	35,681	1,865,403

Zimmer Holdings, Inc.(b)	34,599	1,870,076

		21,834,032

Health Care Facilities–0.2%
Tenet Healthcare Corp.(b)	388,717	1,687,032

Health Care Supplies–0.2%
DENTSPLY International, Inc.	60,046	1,795,976

Home Entertainment Software–0.2%
Electronic Arts, Inc.(b)	118,821	1,711,022

Home Furnishings–0.2%
Leggett & Platt, Inc.	84,616	1,697,397

Home Improvement Retail–0.6%
Home Depot, Inc.	59,633	1,673,898

Lowe’s Cos., Inc.	84,204	1,719,446

Sherwin-Williams Co. (The)	25,002	1,729,888

		5,123,232

Homebuilding–0.6%
DR Horton, Inc.	177,182	1,741,699

Lennar Corp. (Class A)	129,220	1,797,450

Pulte Group, Inc.(b)	203,495	1,684,939

		5,224,088

Homefurnishing Retail–0.2%
Bed Bath & Beyond, Inc.(b)	44,784	1,660,591

Hotels, Resorts & Cruise Lines–0.7%
Carnival Corp. (Units)	53,789	1,626,579

Marriott International, Inc. (Class A)	53,957	1,615,473

Starwood Hotels & Resorts Worldwide, Inc.	39,442	1,634,082

Wyndham Worldwide Corp.	79,000	1,591,060

		6,467,194

Household Appliances–0.6%
Snap-On, Inc.	43,515	1,780,199

Stanley Black & Decker, Inc.	34,018	1,718,589

Whirlpool Corp.	18,791	1,650,226

		5,149,014

Household Products–0.8%
Clorox Co.	29,319	1,822,469

Colgate-Palmolive Co.	23,634	1,861,414

Kimberly-Clark Corp.	30,339	1,839,453

Procter & Gamble Co. (The)	31,071	1,863,639

		7,386,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Housewares & Specialties–0.4%
Fortune Brands, Inc.	42,185	$1,652,808

Newell Rubbermaid, Inc.	112,107	1,641,247

		3,294,055

Human Resource & Employment Services–0.4%
Monster Worldwide, Inc.(b)	143,969	1,677,239

Robert Half International, Inc.	77,051	1,814,551

		3,491,790

Hypermarkets & Super Centers–0.4%
Costco Wholesale Corp.	32,720	1,794,038

Wal-Mart Stores, Inc.	36,948	1,776,090

		3,570,128

Independent Power Producers & Energy Traders–0.6%
AES Corp. (The)(b)	181,229	1,674,556

Constellation Energy Group, Inc.	51,983	1,676,452

NRG Energy, Inc.(b)	80,571	1,708,911

		5,059,919

Industrial Conglomerates–0.6%
3M Co.	23,462	1,853,264

General Electric Co.(c)	119,417	1,721,993

Textron, Inc.	95,092	1,613,711

		5,188,968

Industrial Gases–0.4%
Air Products & Chemicals, Inc.	26,624	1,725,502

Praxair, Inc.	23,465	1,783,105

		3,508,607

Industrial Machinery–1.6%
Danaher Corp.	46,786	1,736,696

Dover Corp.	41,741	1,744,357

Eaton Corp.	25,628	1,677,096

Flowserve Corp.	20,131	1,707,109

Illinois Tool Works, Inc.	42,083	1,737,186

Pall Corp.	51,132	1,757,407

Parker Hannifin Corp.	31,296	1,735,676

Roper Industries, Inc.	31,420	1,758,263

		13,853,790

Industrial REIT’s–0.2%
ProLogis	165,052	1,671,977

Insurance Brokers–0.4%
AON Corp.	47,928	1,779,087

Marsh & McLennan Cos., Inc.	82,312	1,856,136

		3,635,223

Integrated Oil & Gas–1.3%
Chevron Corp.	25,220	1,711,429

ConocoPhillips	34,006	1,669,355

Exxon Mobil Corp.	30,186	1,722,703

Hess Corp.	33,903	1,706,677

Marathon Oil Corp.	56,368	1,752,481

Murphy Oil Corp.	34,195	1,694,362

Occidental Petroleum Corp.	21,897	1,689,354

		11,946,361

Integrated Telecommunication Services–1.2%
AT&T, Inc.	74,900	1,811,831

CenturyTel, Inc.	54,466	1,814,263

Frontier Communications Corp.	243,258	1,729,564

Qwest Communications International, Inc.	352,724	1,851,801

Verizon Communications, Inc.	65,386	1,832,116

Windstream Corp.	168,111	1,775,252

		10,814,827

Internet Retail–0.6%
Amazon.com, Inc.(b)	15,136	1,653,759

Expedia, Inc.	90,830	1,705,787

Priceline.com, Inc.(b)	9,864	1,741,391

		5,100,937

Internet Software & Services–1.0%
Akamai Technologies, Inc.(b)	41,659	1,690,106

eBay, Inc.(b)	85,952	1,685,519

Google, Inc. (Class A)(b)	3,809	1,694,815

VeriSign, Inc.(b)	64,808	1,720,652

Yahoo!, Inc.(b)	122,568	1,695,115

		8,486,207

Investment Banking & Brokerage–0.8%
Charles Schwab Corp. (The)	123,282	1,748,139

E*Trade Financial Corp.(b)	137,723	1,627,886

Goldman Sachs Group, Inc. (The)	13,784	1,809,425

Morgan Stanley	74,113	1,720,163

		6,905,613

IT Consulting & Other Services–0.4%
Cognizant Technology Solutions Corp. (Class A)(b)	35,555	1,779,883

SAIC, Inc.(b)	105,875	1,772,348

		3,552,231

Leisure Products–0.4%
Hasbro, Inc.	44,418	1,825,580

Mattel, Inc.	84,653	1,791,257

		3,616,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Life & Health Insurance–1.4%
Aflac, Inc.	42,898	$1,830,458

Lincoln National Corp.	68,490	1,663,622

MetLife, Inc.	46,467	1,754,594

Principal Financial Group, Inc.	72,285	1,694,361

Prudential Financial, Inc.	32,252	1,730,642

Torchmark Corp.	36,032	1,783,944

Unum Group	80,776	1,752,839

		12,210,460

Life Sciences Tools & Services–1.0%
Life Technologies Corp.(b)	36,919	1,744,423

Millipore Corp.(b)	17,865	1,905,302

PerkinElmer, Inc.	83,834	1,732,849

Thermo Fisher Scientific, Inc.(b)	35,495	1,741,030

Waters Corp.(b)	26,560	1,718,432

		8,842,036

Managed Health Care–1.1%
Aetna, Inc.	62,593	1,651,203

CIGNA Corp.	54,095	1,680,191

Coventry Health Care, Inc.(b)	93,505	1,653,168

Humana, Inc.(b)	38,673	1,766,196

UnitedHealth Group, Inc.	60,795	1,726,578

WellPoint, Inc.(b)	34,492	1,687,694

		10,165,030

Metal & Glass Containers–0.6%
Ball Corp.	34,542	1,824,854

Owens-Illinois, Inc.(b)	63,028	1,667,090

Pactiv Corp.(b)	64,435	1,794,515

		5,286,459

Motorcycle Manufacturers–0.2%
Harley-Davidson, Inc.	71,044	1,579,308

Movies & Entertainment–0.8%
News Corp. (Class A)	136,051	1,627,170

Time Warner, Inc.	57,787	1,670,622

Viacom, Inc. (Class B)	53,487	1,677,887

Walt Disney Co. (The)	54,187	1,706,891

		6,682,570

Multi-line Insurance–1.0%
American International Group, Inc.(b)	50,242	1,730,334

Assurant, Inc.	51,408	1,783,858

Genworth Financial, Inc. (Class A)(b)	124,654	1,629,228

Hartford Financial Services Group, Inc.	75,824	1,677,985

Loews Corp.	56,185	1,871,522

		8,692,927

Multi-Sector Holdings–0.2%
Leucadia National Corp.(b)	88,140	1,719,611

Multi-Utilities–3.3%
Ameren Corp.	74,577	1,772,695

Centerpoint Energy, Inc.	135,953	1,789,142

CMS Energy Corp.	122,568	1,795,621

Consolidated Edison, Inc.	42,430	1,828,733

Dominion Resources, Inc.	45,343	1,756,588

DTE Energy Co.	39,393	1,796,715

Integrys Energy Group, Inc.	40,703	1,780,349

NiSource, Inc.	122,568	1,777,236

Oneok, Inc.	40,525	1,752,706

PG&E Corp.	44,110	1,812,921

Public Service Enterprise Group, Inc.	56,653	1,774,939

SCANA Corp.	50,643	1,810,994

Sempra Energy	38,017	1,778,815

TECO Energy, Inc.	117,646	1,772,925

Wisconsin Energy Corp.	36,791	1,866,775

Xcel Energy, Inc.	88,303	1,819,925

		28,687,079

Office Electronics–0.2%
Xerox Corp.	201,984	1,623,951

Office REIT’s–0.2%
Boston Properties, Inc.	23,781	1,696,537

Office Services & Supplies–0.4%
Avery Dennison Corp.	54,125	1,739,036

Pitney Bowes, Inc.	81,993	1,800,567

		3,539,603

Oil & Gas Drilling–0.8%
Diamond Offshore Drilling, Inc.	29,821	1,854,568

Helmerich & Payne, Inc.	44,805	1,636,279

Nabors Industries Ltd. (Bermuda)	88,549	1,560,233

Rowan Cos., Inc.(b)	75,404	1,654,364

		6,705,444

Oil & Gas Equipment & Services–1.4%
Baker Hughes, Inc.	42,639	1,772,503

Cameron International Corp.(b)	50,162	1,631,268

FMC Technologies, Inc.(b)	34,536	1,818,666

Halliburton Co.	70,597	1,733,156

National Oilwell Varco, Inc.	49,991	1,653,202

Schlumberger Ltd. (Netherlands Antilles)	31,466	1,741,329

Smith International, Inc.	46,252	1,741,388

		12,091,512

Oil & Gas Exploration & Production–2.1%
Anadarko Petroleum Corp.	44,742	1,614,739

Apache Corp.	19,521	1,643,473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Oil & Gas Exploration & Production–(continued)

Cabot Oil & Gas Corp.	52,283	$1,637,503

Chesapeake Energy Corp.	77,395	1,621,425

Denbury Resources, Inc.(b)	108,964	1,595,233

Devon Energy Corp.	27,240	1,659,461

EOG Resources, Inc.	17,280	1,699,834

Noble Energy, Inc.	28,867	1,741,546

Pioneer Natural Resources Co.	26,583	1,580,359

QEP Resources	18,821	580,251

Range Resources Corp.	38,958	1,564,164

Southwestern Energy Co.(b)	43,209	1,669,596

		18,607,584

Oil & Gas Refining & Marketing–0.6%
Sunoco, Inc.	54,404	1,891,627

Tesoro Corp.	154,854	1,807,146

Valero Energy Corp.	105,875	1,903,633

		5,602,406

Oil & Gas Storage & Transportation–0.6%
El Paso Corp.	150,213	1,668,866

Spectra Energy Corp.	87,815	1,762,447

Williams Cos., Inc. (The)	88,921	1,625,476

		5,056,789

Other Diversified Financial Services–0.6%
Bank of America Corp.	120,399	1,730,134

Citigroup, Inc.(b)	474,991	1,785,966

JPMorgan Chase & Co.	48,613	1,779,722

		5,295,822

Packaged Foods & Meats–2.8%
Campbell Soup Co.	51,270	1,837,004

ConAgra Foods, Inc.	76,279	1,778,826

Dean Foods Co.(b)	176,361	1,775,955

General Mills, Inc.	49,421	1,755,434

Hershey Co. (The)	37,926	1,817,793

HJ Heinz Co.	41,182	1,779,886

Hormel Foods Corp.	45,188	1,829,210

JM Smucker Co. (The)	30,671	1,847,008

Kellogg Co.	34,967	1,758,840

Kraft Foods, Inc. (Class A)	63,469	1,777,132

McCormick & Co., Inc.	46,982	1,783,437

Mead Johnson Nutrition Co.	35,019	1,755,152

Sara Lee Corp.	128,871	1,817,081

Tyson Foods, Inc. (Class A)	103,968	1,704,036

		25,016,794

Paper Packaging–0.4%
Bemis Co., Inc.	64,896	1,752,192

Sealed Air Corp.	88,508	1,745,378

		3,497,570

Paper Products–0.4%
International Paper Co.	74,026	1,675,208

MeadWestvaco Corp.	78,254	1,737,239

		3,412,447

Personal Products–0.4%
Avon Products, Inc.	66,274	1,756,261

Estee Lauder Cos., Inc. (The) (Class A)	31,776	1,770,877

		3,527,138

Pharmaceuticals–2.3%
Abbott Laboratories	39,054	1,826,946

Allergan, Inc.	31,086	1,811,070

Bristol-Myers Squibb Co.	73,883	1,842,642

Eli Lilly & Co.	55,032	1,843,572

Forest Laboratories, Inc.(b)	69,769	1,913,764

Johnson & Johnson	32,184	1,900,787

King Pharmaceuticals, Inc.(b)	233,993	1,776,007

Merck & Co., Inc.	53,397	1,867,293

Mylan, Inc.(b)	102,238	1,742,136

Pfizer, Inc.(c)	125,227	1,785,737

Watson Pharmaceuticals, Inc.(b)	43,278	1,755,788

		20,065,742

Photographic Products–0.2%
Eastman Kodak Co.(b)	356,021	1,545,131

Property & Casualty Insurance–1.4%
Allstate Corp. (The)	62,367	1,791,804

Berkshire Hathaway, Inc. (Class B)(b)	23,829	1,898,933

Chubb Corp.	35,957	1,798,209

Cincinnati Financial Corp.	67,328	1,741,775

Progressive Corp. (The)	94,526	1,769,527

Travelers Cos., Inc. (The)	37,092	1,826,781

XL Capital Ltd. (Class A) (Cayman Islands)	105,875	1,695,059

		12,522,088

Publishing–0.9%
Gannett Co., Inc.	114,396	1,539,770

McGraw-Hill Cos., Inc. (The)	63,279	1,780,671

Meredith Corp.	53,880	1,677,284

New York Times Co. (The) (Class A)(b)	194,756	1,684,640

Washington Post Co. (The) (Class B)	4,159	1,707,186

		8,389,551

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Railroads–0.6%
CSX Corp.	34,662	$1,720,275

Norfolk Southern Corp.	32,233	1,709,961

Union Pacific Corp.	24,940	1,733,579

		5,163,815

Real Estate Services–0.2%
CB Richard Ellis Group, Inc. (Class A)(b)	122,411	1,666,014

Regional Banks–2.2%
BB&T Corp.	64,413	1,694,706

Fifth Third Bancorp	140,258	1,723,771

First Horizon National Corp.(b)	158,859	1,818,935

Huntington Bancshares, Inc.	314,829	1,744,153

KeyCorp	227,564	1,749,967

M&T Bank Corp.	20,997	1,783,695

Marshall & Ilsley Corp.	241,715	1,735,514

PNC Financial Services Group, Inc.	30,339	1,714,153

Regions Financial Corp.	266,393	1,752,866

SunTrust Banks, Inc.	72,698	1,693,863

Zions BanCorp.	79,429	1,713,284

		19,124,907

Research & Consulting Services–0.4%
Dun & Bradstreet Corp.	26,009	1,745,724

Equifax, Inc.	62,841	1,763,319

		3,509,043

Residential REIT’s–0.6%
Apartment Investment & Management Co.	85,604	1,658,149

AvalonBay Communities, Inc.	18,314	1,709,978

Equity Residential	41,623	1,733,182

		5,101,309

Restaurants–0.8%
Darden Restaurants, Inc.	42,821	1,663,596

McDonald’s Corp.	27,256	1,795,353

Starbucks Corp.	67,735	1,645,960

Yum! Brands, Inc.	44,826	1,750,007

		6,854,916

Retail REIT’s–0.4%
Kimco Realty Corp.	125,558	1,687,500

Simon Property Group, Inc.	21,302	1,720,136

		3,407,636

Semiconductor Equipment–0.9%
Applied Materials, Inc.	142,782	1,716,240

KLA-Tencor Corp.	61,841	1,724,127

MEMC Electronic Materials, Inc.(b)	161,965	1,600,214

Novellus Systems, Inc.(b)	66,973	1,698,435

Teradyne, Inc.(b)	161,416	1,573,806

		8,312,822

Semiconductors–2.5%
Advanced Micro Devices, Inc.(b)	215,709	1,578,990

Altera Corp.	73,371	1,820,335

Analog Devices, Inc.	62,408	1,738,687

Broadcom Corp. (Class A)	53,789	1,773,423

Intel Corp.(c)	88,963	1,730,330

Linear Technology Corp.	64,544	1,794,969

LSI Corp.(b)	361,426	1,662,560

Microchip Technology, Inc.	64,131	1,778,994

Micron Technology, Inc.(b)	190,471	1,617,099

National Semiconductor Corp.	129,308	1,740,486

Nvidia Corp.(b)	154,854	1,581,059

Texas Instruments, Inc.	74,841	1,742,298

Xilinx, Inc.	71,071	1,795,253

		22,354,483

Soft Drinks–0.8%
Coca-Cola Co. (The)	36,411	1,824,919

Coca-Cola Enterprises, Inc.	70,440	1,821,578

Dr Pepper Snapple Group, Inc.	50,176	1,876,081

PepsiCo, Inc.	29,723	1,811,617

		7,334,195

Specialized Consumer Services–0.2%
H&R Block, Inc.	120,551	1,891,445

Specialized Finance–1.0%
CME Group, Inc.	6,201	1,745,892

IntercontinentalExchange, Inc.(b)	15,590	1,762,138

Moody’s Corp.	90,270	1,798,178

NASDAQ OMX Group, Inc. (The)(b)	99,358	1,766,585

NYSE Euronext	63,830	1,763,623

		8,836,416

Specialized REIT’s–1.2%
HCP, Inc.	58,211	1,877,305

Health Care REIT, Inc.	43,957	1,851,469

Host Hotels & Resorts, Inc.	122,805	1,655,411

Plum Creek Timber Co., Inc.	51,063	1,763,205

Public Storage	20,301	1,784,661

Ventas, Inc.	38,447	1,805,087

		10,737,138

Specialty Chemicals–0.8%
Airgas, Inc.	29,872	1,858,038

Ecolab, Inc.	40,525	1,819,978

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Specialty Chemicals–(continued)

International Flavors & Fragrances, Inc.	41,028	$1,740,408

Sigma-Aldrich Corp.	35,762	1,782,020

		7,200,444

Specialty Stores–0.7%
CarMax, Inc.(b)	83,408	1,659,819

Office Depot, Inc.(b)	367,706	1,485,532

Staples, Inc.	86,656	1,650,797

Tiffany & Co.	42,820	1,623,306

		6,419,454

Steel–0.9%
AK Steel Holding Corp.	137,029	1,633,386

Allegheny Technologies, Inc.	36,579	1,616,426

Cliffs Natural Resources, Inc.	33,879	1,597,733

Nucor Corp.	45,907	1,757,320

United States Steel Corp.	43,876	1,691,420

		8,296,285

Systems Software–1.6%
BMC Software, Inc.(b)	50,508	1,749,092

CA, Inc.	94,714	1,742,738

McAfee, Inc.(b)	57,858	1,777,398

Microsoft Corp.(c)	72,039	1,657,617

Novell, Inc.(b)	311,228	1,767,775

Oracle Corp.	82,099	1,761,844

Red Hat, Inc.(b)	59,670	1,726,850

Symantec Corp.(b)	125,640	1,743,883

		13,927,197

Thrifts & Mortgage Finance–0.4%
Hudson City Bancorp, Inc.	142,355	1,742,425

People’s United Financial, Inc.	130,998	1,768,473

		3,510,898

Tires & Rubber–0.2%
Goodyear Tire & Rubber Co. (The)(b)	158,858	1,579,049

Tobacco–0.8%
Altria Group, Inc.	95,140	1,906,606

Lorillard, Inc.	25,399	1,828,220

Philip Morris International, Inc.	41,487	1,901,764

Reynolds American, Inc.	36,100	1,881,532

		7,518,122

Trading Companies & Distributors–0.4%
Fastenal Co.	34,839	1,748,569

WW Grainger, Inc.	17,593	1,749,624

		3,498,193

Trucking–0.2%
Ryder System, Inc.	42,811	1,722,287

Wireless Telecommunication Services–0.6%
American Tower Corp. (Class A)(b)	42,260	1,880,570

MetroPCS Communications, Inc.(b)	209,079	1,712,357

Sprint Nextel Corp.(b)	414,970	1,759,472

		5,352,399

Total Common Stocks & Other Equity Interests (Cost $522,880,289)		871,462,829

Money Market Funds–1.1%
Liquid Assets Portfolio–Institutional Class(d)	4,780,240	4,780,240

Premier Portfolio–Institutional Class(d)	4,780,240	4,780,240

Total Money Market Funds (Cost $9,560,480)		9,560,480

TOTAL INVESTMENTS–100.1% (Cost $532,440,769)		881,023,309

OTHER ASSETS LESS LIABILITIES–(0.1)%		(1,220,862)

NET ASSETS–100.0%		$879,802,447

Investment Abbreviations:

REIT	– Real Estate Investment Trust.

Noted to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities

June 30, 2010

Assets:
Investments, at value (Cost $522,880,289)	$871,462,829

Investments in affiliated money market funds, at value and cost	9,560,480

Total investments, at value (Cost $532,440,769)	881,023,309

Receivable for:
Investments sold	19,063,498

Fund shares sold	978,635

Dividends	1,141,656

Other assets	6,654

Total assets	902,213,752

Liabilities:
Payable for:
Investments purchased	19,663,578

Fund shares reacquired	1,793,151

Variation margin	91,625

Accrued fees to affiliates	595,330

Accrued other operating expenses	192,422

Trustee deferred compensation and retirement plans	75,199

Total liabilities	22,411,305

Net assets applicable to shares outstanding	$879,802,447

Net assets consist of:
Shares of beneficial interest	$658,392,264

Undistributed net investment income	9,670,755

Undistributed net realized loss	(136,109,863)

Unrealized appreciation	347,849,291

$879,802,447

Net Assets:
Class A	$552,673,444

Class B	$118,558,863

Class C	$56,461,689

Class R	$207,740

Class Y	$151,900,711

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	22,338,714

Class B	4,826,375

Class C	2,370,368

Class R	8,436

Class Y	6,091,690

Class A:
Net asset value per share	$24.74

Maximum offering price per share, (Net asset value of $24.74 divided by 94.50%)	$26.18

Class B:
Net asset value and offering price per share	$24.56

Class C:
Net asset value and offering price per share	$23.82

Class R:
Net asset value and offering price per share	$24.63

Class Y:
Net asset value and offering price per share	$24.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Equally-Weighted S&P 500 Fund

Statement of Operations

For the year ended June 30, 2010

Investment Income:
Dividends (net of $892 foreign withholding tax)	$17,517,448

Dividends from affiliated money market funds	7,167

Total investment income	17,524,615

Expenses
Advisory fees	1,160,602

Administrative services fees	732,675

Custodian fees	53,455

Distribution fees:
Class A	1,447,735

Class B	1,578,036

Class C	607,434

Class R	780

Transfer agent fees	1,461,104

Trustees’ and officers’ fees and benefits	36,350

Other	326,617

Total expenses	7,404,788

Less: Fees waived	(6,210)

Net expenses	7,398,578

Net investment income	10,126,037

Realized and Unrealized Gain (Loss) From:
Net realized gain from:
Investment securities	69,477,978

Futures contracts	1,760,195

71,238,173

Change in net unrealized appreciation (depreciation) of:
Investment securities	121,796,309

Futures contracts	(840,332)

120,955,977

Net realized and unrealized gain	192,194,150

Net increase in net assets resulting from operations	$202,320,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets

For the years ended June 30, 2010 and 2009

	2010	2009

Operations:
Net investment income	$10,126,037	$15,015,212

Net realized gain (loss)	71,238,173	(194,994,133)

Change in net unrealized appreciation (depreciation)	120,955,977	(228,731,855)

Net increase (decrease) in net assets resulting from operations	202,320,187	(408,710,776)

Distributions to shareholders from net investment income:
Class A	(5,859,977)	(9,686,685)

Class B	(1,053,529)	(1,212,927)

Class C	(469,837)	(457,070)

Class R	(1,726)	(1,244)

Class Y	(1,887,353)	(4,307,220)

Total distributions from net investment income	(9,272,422)	(15,665,146)

Distributions to shareholders from net realized gains:
Class A	—	(80,882,027)

Class B	—	(31,786,758)

Class C	—	(8,825,968)

Class R	—	(11,021)

Class Y	—	(30,237,030)

Total distributions from net realized gains	—	(151,742,804)

Net increase (decrease) in net assets resulting from share transactions	(155,254,964)	(173,859,398)

Net increase (decrease) in net assets	37,792,801	(749,978,124)

Net Assets:
Beginning of year	842,009,646	1,591,987,770

End of year (Includes undistributed net investment income of $9,670,755 and $9,344,620, respectively)	$879,802,447	$842,009,646

Notes to Financial Statements

June 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust), formerly AIM Counselor Series Trust (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Equally-Weighted S&P 500 Fund (the “Acquired Fund”), an investment portfolio of Morgan Stanley Investment Advisors Inc. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A and Class W shares received Class A shares of the Fund; holders of the Acquired Fund’s Class B, Class C and Class R shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class Y shares of the Fund. Information for the Acquired Fund’s — Class W and Class I shares prior to the Reorganization is included with Class A and Class Y shares, respectively, throughout this report.
  The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class R and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R and Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

20        Invesco Equally-Weighted S&P 500 Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be

21        Invesco Equally-Weighted S&P 500 Fund

evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
J.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $2 billion	0.12%

Over $2 billion	0.10%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,067,650 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Class Y shares to 0.75%, 1.50%, 1.50%, 1.00% and 0.50% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse

22        Invesco Equally-Weighted S&P 500 Fund

expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the fiscal year under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the period ended June 30, 2010, MSIA waived advisory fees of $6,210.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $711,767 to Morgan Stanley Services Company, Inc. For the year ended June 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $1,423,943 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended June 30, 2010, the expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average net assets of Class C shares and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B, Class C, Class R and Class W shares. Pursuant to such agreements, the Acquired Fund paid $3,359,427 to MSDI. For the year ended June 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to June 30, 2010, IDI advised the Fund that IDI retained $1,217 in front-end sales commissions from the sale of Class A shares and $0, $7,613 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period July 1, 2009 to May 31, 2010 MSDI retained $125,669 in front-end sales commissions from the sale of Class A shares and $19,413, $149,206 and $4,799 from Class A, Class B and Class C Shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

23        Invesco Equally-Weighted S&P 500 Fund

  The following is a summary of the tiered valuation input levels, as of June 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$881,023,309	$—	$—	$881,023,309

Futures Contracts*	(733,249)	—	—	(733,249)

Total Investments	$880,290,060	$—	$—	$880,290,060

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of June 30, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Equity risk
Futures contracts(a)	—	$(733,249)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the year ended June 30, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Equity risk	$1,760,195

Change in Unrealized Appreciation (Depreciation)
Equity risk	(840,332)

Total	$919,863

*	The average value of futures contracts during the period was $7,468,474.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

S&P 500 E-MINI	210	September 2010	$10,779,300	$(733,249)

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by

24        Invesco Equally-Weighted S&P 500 Fund

earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended June 30, 2010 and 2009:

	2010	2009

Ordinary income	$9,272,422	$15,850,578

Long-term capital gain	—	151,557,372

Total distributions	$9,272,422	$167,407,950

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$9,577,490

Net unrealized appreciation — investments	306,838,750

Temporary book/tax differences	(75,199)

Capital loss carryforward	(94,930,858)

Shares of beneficial interest	658,392,264

Total net assets	$879,802,447

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of June 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

June 30, 2017	$25,239,060

June 30, 2018	69,691,798

$94,930,858

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended June 30, 2010 was $225,283,786 and $382,971,872, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$326,202,481

Aggregate unrealized (depreciation) of investment securities	(19,363,731)

Net unrealized appreciation of investment securities	$306,838,750

Cost of investments for tax purposes is $574,184,559.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of real estate investment trusts, on June 30, 2010, undistributed net investment income was decreased by $527,480, undistributed net realized gain (loss) was increased by $526,328 and shares of beneficial interest increased by $1,152. This reclassification had no effect on the net assets of the Fund.

25        Invesco Equally-Weighted S&P 500 Fund

NOTE 10—Share Information

	Summary of Share Activity

	For the year ended		For the year ended
	June 30, 2010(a)		June 30, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	2,724,971	$69,929,082	3,346,719	$70,520,141

Conversion from Class B	129,389	3,510,993	286,924	6,105,494

Reinvestment of dividends and distributions	224,579	5,695,319	5,234,182	88,562,343

Redeemed	(4,918,358)	(123,914,889)	(8,642,625)	(182,921,358)

Net increase (decrease) — Class A	(1,839,419)	(44,779,495)	225,200	(17,733,380)

Class B
Sold	175,476	4,444,539	384,883	8,289,012

Conversion to Class A	(130,102)	(3,510,993)	(288,462)	(6,105,494)

Reinvestment of dividends and distributions	40,171	1,015,527	1,888,263	31,987,183

Redeemed	(2,996,031)	(75,680,661)	(4,912,016)	(106,937,915)

Net increase (decrease) — Class B	(2,910,486)	(73,731,588)	(2,927,332)	(72,767,214)

Class C
Sold	186,847	4,577,184	279,958	5,793,644

Reinvestment of dividends and distributions	18,629	456,604	555,627	9,134,509

Redeemed	(479,138)	(11,635,394)	(934,237)	(20,232,820)

Net increase (decrease) — Class C	(273,662)	(6,601,606)	(98,652)	(5,304,667)

Class R
Sold	5,381	137,925	10	200

Reinvestment of dividends and distributions	31	792	725	12,265

Redeemed	(630)	(17,386)	—	—

Net increase — Class R	4,782	121,331	735	12,465

Class Y
Sold	549,168	13,969,777	670,632	15,381,741

Reinvestment of dividends and distributions	73,263	1,869,683	2,025,936	34,461,165

Redeemed	(1,835,049)	(46,103,066)	(5,843,447)	(127,909,508)

Net increase (decrease) — Class Y	(1,212,618)	(30,263,606)	(3,146,879)	(78,066,602)

Net increase (decrease) in share activity	(6,231,403)	$(155,254,964)	(5,946,928)	$(173,859,398)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

26        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	For the year ended June 30,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$20.14		$33.39		$45.39		$40.04		$37.58

Income (loss) from investment operations:
Net investment income(a)	0.30		0.37		0.48		0.45		0.39

Net realized and unrealized gain (loss)	4.56		(9.39)		(7.81)		7.54		3.79

Total income (loss) from investment operations	4.86		(9.02)		(7.33)		7.99		4.18

Less dividends and distributions from:
Net investment income	(0.26)		(0.46)		(0.48)		(0.40)		(0.36)

Net realized gain	—		(3.77)		(4.19)		(2.24)		(1.36)

Total dividends and distributions	(0.26)		(4.23)		(4.67)		(2.64)		(1.72)

Net asset value, end of period	$24.74		$20.14		$33.39		$45.39		$40.04

Total return(b)	24.08%		(24.61)%		(17.31)%		20.44%		11.22%

Net assets, end of period (000’s)	$552,673		$486,937		$799,622		$1,070,820		$850,678

Ratios to Average Net Assets:
Total expenses	0.64	%(c)	0.75	%(d)	0.62	%(d)	0.62	%(d)	0.63%

Net investment income	1.17	%(c)	1.62	%(d)	1.22	%(d)	1.05	%(d)	0.98%

Rebate from affiliates	—		0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental data:
Portfolio turnover(f)	24%		39%		25%		14%		16%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $579,516.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

27        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights—(continued)

	Class B
	For the year ended June 30,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$20.08		$33.02		$44.85		$39.57		$37.10

Income (loss) from investment operations:
Net investment income(a)	0.10		0.20		0.18		0.12		0.09

Net realized and unrealized gain (loss)	4.54		(9.22)		(7.74)		7.45		3.74

Total income (loss) from investment operations	4.64		(9.02)		(7.56)		7.57		3.83

Less dividends and distributions from:
Net investment income	(0.16)		(0.15)		(0.08)		(0.05)		0.00

Net realized gain	—		(3.77)		(4.19)		(2.24)		(1.36)

Total dividends and distributions	(0.16)		(3.92)		(4.27)		(2.29)		(1.36)

Net asset value, end of period	$24.56		$20.08		$33.02		$44.85		$39.57

Total return(b)	23.09%		(25.14)%		(17.96)%		19.54%		10.38%

Net assets, end of period (000’s)	$118,559		$155,328		$352,174		$630,489		$674,371

Ratios to Average Net Assets:
Total expenses	1.39	%(c)	1.50	%(d)	1.37	%(d)	1.38	%(d)	1.38%

Net investment income	0.42	%(c)	0.87	%(d)	0.47	%(d)	0.29	%(d)	0.23%

Rebate from affiliates	—		0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental data:
Portfolio turnover(f)	24%		39%		25%		14%		16%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $158,018.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

28        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights—(continued)

	Class C
	For the year ended June 30,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$19.49		$32.33		$44.08		$38.97		$36.60

Income (loss) from investment operations:
Net investment income(a)	0.10		0.19		0.19		0.14		0.11

Net realized and unrealized gain (loss)	4.42		(9.06)		(7.58)		7.33		3.69

Total income (loss) from investment operations	4.52		(8.87)		(7.39)		7.47		3.80

Less dividends and distributions from:
Net investment income	(0.19)		(0.20)		(0.17)		(0.12)		(0.07)

Net realized gain	—		(3.77)		(4.19)		(2.24)		(1.36)

Total dividends and distributions	(0.19)		(3.97)		(4.36)		(2.36)		(1.43)

Net asset value, end of period	$23.82		$19.49		$32.33		$44.08		$38.97

Total return(b)	23.15%		(25.17)%		(17.89)%		19.53%		10.44%

Net assets, end of period (000’s)	$56,462		$51,534		$88,658		$124,080		$101,809

Ratios to average net assets:
Total expenses	1.39	%(c)	1.50	%(d)	1.35	%(d)	1.34	%(d)	1.33%

Net investment income	0.42	%(c)	0.87	%(d)	0.49	%(d)	0.33	%(d)	0.28%

Rebate from affiliates	—		0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental data:
Portfolio turnover(f)	24%		39%		25%		14%		16%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $60,793.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

29        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights—(continued)

	Class R
	For the year ended June 30,
	2010		2009		2008(a)

Selected per share data:
Net asset value, beginning of period	$20.10		$33.36		$34.26

Income (loss) from investment operations:
Net investment income(b)	0.23		0.30		0.09

Net realized and unrealized gain (loss)	4.56		(9.35)		(0.99)

Total income (loss) from investment operations	4.79		(9.05)		(0.90)

Less dividends and distributions from:
Net investment income	(0.26)		(0.44)		—

Net realized gain	—		(3.77)		—

Total dividends and distributions	(0.26)		(4.21)		—

Net asset value, end of period	$24.63		$20.10		$33.36

Total return(c)	23.78%		(24.78)%		(2.63	)%(d)

Net assets, end of period (000’s)	$208		$73		$97

Ratios to average net assets:
Total expenses	0.89	%(e)	1.00	%(f)	0.86	%(f)(g)

Net investment income	0.92	%(e)	1.37	%(f)	0.98	%(f)(g)

Rebate from affiliates	—		0.00	%(h)	0.00	%(g)(h)

Supplemental data:
Portfolio turnover(i)	24%		39%		25%

(a)	Commencement date of March 31, 2008 for Class R shares.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Not annualized.
(e)	Ratios are based on average daily net assets (000’s omitted) of $156.
(f)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(g)	Annualized.
(h)	Amount is less than 0.005%.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

30        Invesco Equally-Weighted S&P 500 Fund

NOTE 11—Financial Highlights—(continued)

	Class Y
	For the year ended June 30,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$20.27		$33.62		$45.68		$40.28		$37.77

Income (loss) from investment operations:
Net investment income(a)	0.36		0.43		0.59		0.56		0.49

Net realized and unrealized gain (loss)	4.59		(9.46)		(7.87)		7.58		3.81

Total income (loss) from investment operations	4.95		(9.03)		(7.28)		8.14		4.30

Less dividends and distributions from:
Net investment income	(0.28)		(0.55)		(0.59)		(0.50)		(0.43)

Net realized gain	—		(3.77)		(4.19)		(2.24)		(1.36)

Total dividends and distributions	(0.28)		(4.32)		(4.78)		(2.74)		(1.79)

Net asset value, end of period	$24.94		$20.27		$33.62		$45.68		$40.28

Total return(b)	24.39%		(24.41)%		(17.11)%		20.72%		11.49%

Net assets, end of period (000’s)	$151,901		$148,051		$351,338		$537,295		$508,494

Ratios to Average Net Assets:
Total expenses	0.39	%(c)	0.50	%(d)	0.37	%(d)	0.38	%(d)	0.38%

Net investment income	1.42	%(c)	1.87	%(d)	1.47	%(d)	1.29	%(d)	1.23%

Rebate from affiliates	—		0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental data:
Portfolio turnover(f)	24%		39%		25%		14%		16%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $168,685.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 12—Change in Independent Registered Public Accounting Firm

The Fund is a new fund that was formed to acquire the assets and liabilities of a predecessor fund in a shell fund reorganization (the “Reorganization”). In connection with the organization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

31        Invesco Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Counselor Series Trust (Invesco Counselor Series Trust)
and Shareholders of Invesco Equally-Weighted S&P 500 Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Equally-Weighted S&P 500 Fund (formerly known as Morgan Stanley Equally-Weighted S&P 500 Fund; one of the funds constituting AIM Counselor Series Trust (Invesco Counselor Series Trust), hereafter referred to as the “Fund”) at June 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights of the Fund for the periods ended June 30, 2009 and prior were audited by other independent auditors whose report dated August 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

August 16, 2010
Houston, Texas

32        Invesco Equally-Weighted S&P 500 Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2010 through June 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(01/01/10)	(06/30/10)[1]	Period[2]	(06/30/10)	Period[2]	Ratio
A	$1,000.00	$908.50	$2.70	$1,021.97	$2.86	0.57%

B	1,000.00	909.90	6.25	1,018.25	6.61	1.32

C	1,000.00	948.50	6.38	1,018.25	6.61	1.32

R	1,000.00	960.20	3.99	1,020.73	4.11	0.82

Y	1,000.00	962.50	1.56	1,023.21	1.61	0.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period January 1, 2010 through June 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

33        Invesco Equally-Weighted S&P 500 Fund

Approval of Investment Advisory and Sub-Advisory Agreements With Invesco Advisers, Inc. And Its Affiliates

The Board of Trustees (the Board) of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Equally-Weighted S&P 500 Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed the information provided differently than another Trustee.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco

34        Invesco Equally-Weighted S&P 500 Fund

Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

35        Invesco Equally-Weighted S&P 500 Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended June 30, 2010:

Federal and State Income Tax

Qualified dividend income*	100.00%
Corporate dividends received deduction*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

36        Invesco Equally-Weighted S&P 500 Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Equally-Weighted S&P 500 Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	18,706,946	998,607	1,367,319	0

37        Invesco Equally-Weighted S&P 500 Fund

Trustees and Officers
The address of each trustee and officer is AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers – (continued)

			Number of
	Trustee		Funds in
Name, Year of Birth and	and/or		Fund Complex	Other
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Directorship(s)
Trust	Since	During Past 5 Years	Trustee	Held by Trustee
Independent Trustees

Bob R. Baker — 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2000	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2003	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	214	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	214	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2003	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	1997	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

Trustees and Officers – (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.	N/A	N/A

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.

Trustees and Officers – (continued)

			Number of
	Trustee		Funds in	Other
Name, Year of Birth and	and/or		Fund Complex	Directorship(s)
Position(s) Held with the	Officer	Principal Occupation(s)	Overseen by	Held by
Trust	Since	During Past 5 Years	Trustee	Trustee
Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2003	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.
Office of the Fund
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173
Counsel to the Fund
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Investment Adviser
Invesco Advisers, Inc.
1555 Peachtree Street, N.E.
Atlanta, GA 30309
Counsel to the Independent Trustees
Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714
Distributor
Invesco Distributors, Inc.
11 Greenway Plaza, Suite 2500
Houston, TX 77046-1173
Transfer Agent
Invesco Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739
Auditors
PricewaterhouseCoopers LLP
1201 Louisiana Street, Suite 2900
Houston, TX 77002-5678
Custodian
State Street Bank and Trust Company
225 Franklin
Boston, MA 02110-2801

Go Paperless with eDelivery
Visit invesco.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that’s all about eeees:
-	environmentally friendly. Go green by reducing the number of trees used to produce paper.
-	economical. Help reduce your fund’s printing and delivery expenses and put more capital back in your fund’s returns.
-	efficient. Stop waiting for regular mail. Your documents will be sent via email as soon as they’re available.

-	easy. Download, save and print files using your home computer with a few clicks of your mouse.
This service is provided by Invesco Investment Services, Inc.
Invesco Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.
Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.
Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-09913 and 333-36074.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
MS-EWSP-AR-1      Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed Applicable to
		Non-Audit Services Provided for fiscal
	Fees Billed for Services Rendered to the	year end 6/30/2010 Pursuant to Waiver of
	Registrant for fiscal year end 6/30/2010	Pre-Approval Requirement(1)
Audit Fees	$28,200	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$6,300	0%
All Other Fees	$0	0%

Total Fees	$34,500	0%
PWC billed the Registrant aggregate non-audit fees of $6,300 for the fiscal year ended June 30, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end June 30, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco Affiliates
	for fiscal year end 6/30/2010 That Were
	Required	Percentage of Fees Billed Applicable to
	to be Pre-Approved	Non-Audit Services Provided for fiscal
	by the Registrant’s	year end 6/30/2010 Pursuant to Waiver
	Audit Committee	of Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended June 30, 2010.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
          Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
          Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None
ITEM 11. CONTROLS AND PROCEDURES.

(a)	As of June 25, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 25, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant:     AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date: September 3, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor Philip A. Taylor
Principal Executive Officer

Date: September 3, 2010

By:	/s/ Sheri Morris Sheri Morris
Principal Financial Officer

Date: September 3, 2010

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.